Exhibit 99.1

Worksport ($WKSP) Accelerates U.S. Expansion With Major Missouri Operations Upgrade to Integrate Custom SOLIS Solar Covers, Signaling Next Phase of Growth

Newly Leased Facility Strengthens Operational Capacity, Enhances Engineering Oversight, and Accelerates Commercial Readiness

West Seneca, New York, November 18, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator in advanced manufacturing, clean energy technologies and automotive accessories, serving both consumer and reseller markets, today announced a strategic expansion of its U.S. operation capability with the opening of a newly leased facility in Missouri that will serve as the Company’s dedicated assembly center for the SOLIS solar-integrated tonneau cover. This milestone marks a significant progression in Worksport’s growth strategy, elevating the Company’s operational scale, geographic reach, engineering integration, and commercial readiness as it moves into the clean-tech commercialization phase.

A Strategic Operation Decision That Strengthens Worksport’s Growth Path

SOLIS solar-integrated tonneau covers are assembled in Missouri, using advanced engineering to integrate imported solar and electronic systems with U.S.-based assembly, testing, and distribution. The decision to initiate SOLIS assembly in Missouri is rooted in both operational strategy and long-term scalability. Missouri provides a central U.S. location that optimizes national shipping routes, reduces outbound logistics costs, and offers access to a skilled workforce co-located with Worksport’s experienced industrial engineering team.

This expansion more than triples the footprint of Worksport’s previous Missouri based R&D only location. The Company has secured the new facility under a three-year lease and anticipates the need for additional expansion before the term concludes due to ongoing optimization efforts and growing demand. While the Company’s 152,000 sq ft Buffalo, NY facility continues scaling production of its AL-platform covers, Missouri will take on the new growth phase of Worksport, the SOLIS solar cover. Missouri will also serve as a distribution hub for the Worksport COR.

“Missouri positions Worksport at the center of U.S. logistics and gives us critical access to our engineering talent that can support the technical requirements of SOLIS,” said Steven Rossi, CEO of Worksport. “This is an investment in efficiency, capacity, and quality. It is also a strong signal that Worksport is strategically scaling.”

Direct Oversight Between Engineering and Assembly Enhances Quality and Speed

The Missouri facility is located alongside the Company’s expanded R&D center, creating a direct integration between engineering, testing, and final assembly for the solar cover platform. This proximity allows Worksport to refine the SOLIS assembly process in real time, improve product performance, and accelerate the transition from early assembly to high volume operations.

SOLIS requires specialized operators trained in electronic wiring, circuitry, and solar assembly to attach specialized solar panels to Worksport’s tonneau cover platform. Consolidating these capabilities near the engineering team strengthens quality control and ensures rapid iteration as the product moves into expanded volumes.

“We can literally walk prototypes from the lab into the assembly area, validate improvements, and deploy them immediately,” Rossi continued. “This is how premium products are developed, and this structure gives us a competitive advantage.”

High Operational Leverage With Minimal Capital Expenditure

Worksport reports that the expansion in Missouri required very little capital investment, thanks to compatibility with existing equipment and processes. This low-CapEx expansion increases operational leverage at a time when the Company is scaling into higher-margin products for significantly broader markets.

The Company highlights the following advantages:

●	More capacity without significant spend
●	Faster commercialization timelines for SOLIS
●	Lower risk and higher returns on the Company’s growth initiatives

‘Build-to-Order’ System Elevates Customer Experience and Financial Efficiency

Final SOLIS units will be produced in the USA from domestic and imported components, using Missouri assembly; Worksport’s ‘build-to-order’ model offers several advantages over traditional inventory-based manufacturing:

●	Every cover incorporates the most up-to-date components, firmware, and engineering
●	Units ship directly to customers, reducing storage damage risks and handling costs.
●	The system supports higher-quality output, tighter cost controls, and improved working capital efficiency.
●	Capacity naturally scales with demand, offering strong operational flexibility.

This model aligns Worksport with best practices seen in high-end electronics and premium automotive manufacturing.

Availability and launch timing

The SOLIS Solar Cover and COR Portable Energy System will be available for order on November 28, 2025.

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter.

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

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